UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☒	Definitive Information Statement

SEATECH VENTURES CORP.
(Exact name of registrant as specified in charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2. Form Schedule or Registration Statement No.:

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4. Date Filed:

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

SEATECH VENTURES CORP.

Unit 308, 3/F, New East OceanCentre,

9 Science Museum Road

Kowloon 00000, Hong Kong

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and is being mailed, on or after May 25. 2026, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the record holders as of April 27, 2026, (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of SEATECH VENTURES CORP., a Nevada Corporation (the “Company”). This Information Statement is circulated to advise the shareholders of actions already approved and taken without a meeting by written consent of the holders of a majority of the Company’s outstanding voting common stock, (the “Majority Stockholders”) who own 68.674% of the outstanding shares of the Company’s Common Stock on a post-conversion basis as of the Record Date. Since the Information Statement is first being distributed to security holders on May 25, 2026, the corporate action described herein may be effective on or after May 25, 2026, pending FINRA’s approval.

Please review this Information Statement for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective 20 days after distributing this Information Statement are as follows:

(1) Ratification of the change in the name of the Company to “AleeanPeace Group Holdings Limited” (the “Name Change”); and

(2) Ratification of the change in the trading symbol of the Company from “SEAV” to such new trading symbol as selected by FINRA from the list provided by the Company in its Corporate Action Form (the “Symbol Change”).

The Name Change and Symbol Change are being filed as one corporate action with FINRA and are collectively described in this Information Statement as “Action 1”.

The Name Change and Symbol Change have been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities and your vote or consent is not requested or required. The Information Statement is provided solely for your information as no notice is required by Section 78.320(3) of the Nevada Revised Statutes for any action which is authorized by written consent.

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On April 19, 2026, the Board of Directors of the Company approved the Name Change and Symbol Change, subject to Stockholder approval. The Majority Stockholders approved the Name Change and Symbol Change by written consent in lieu of a meeting on April 23, 2026. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change or Symbol Change. The Name Change and Symbol Change may become effective twenty (20) days after this Definitive Information Statement is filed and distributed to Stockholders of Record and is subject to FINRA approval. The Symbol Change will not become effective unless and until we receive FINRA approval.

Date: May 26, 2026	For the Board of Directors of

SEATECH VENTURES CORP.

	By:	/s/ Lee Marcus Sherray
Lee Marcus Sherray
Chief Executive Officer and Director

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RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTION TAKEN

ACTION I - NAME CHANGE AND SYMBOL CHANGE

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME AND TRADING SYMBOL OF THE COMPANY

The Board of Directors has determined that, the Name Change and Symbol Change will better reflect the nature of the Company’s new business direction.

Purpose of the Name and Symbol Change

On April 19, 2026, the Company’s Board of Directors and on April 23, 2026, the Majority Stockholders owning a majority of the Company’s voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company’s name to AleeanPeace Group Holdings Limited and to a trading symbol that closely relates to the new proposed name. The Board believes that the Name Change and Symbol Change better reflects the nature of the Company’s anticipated operations and that a corresponding trading symbol change would be consistent.

Amended Articles of Incorporation

The Board of Directors will file the Company’s Articles of Amendment to the Articles of Incorporation with the State of Nevada immediately prior to receiving FINRA’s approval of the Name Change and Symbol Change in order to affect the name change in Nevada. On the date that is twenty (20) days following the distribution of this Information Statement, such Name Change and Symbol Change will be effective, pending FINRA approval.

To reduce the expenses of delivering multiple materials to our Stockholders, we are taking advantage of rules that permit us to deliver only one Information Statement to Stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials, or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at SEATech Ventures Corp. Unit 308, 3/F, New East OceanCentre, 9 Science Museum Road, Kowloon 00000, Hong Kong.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our Company since the commencement of our last completed financial year;

2. any proposed nominee for election as a director of our Company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” To our knowledge, no director has advised that he intends to oppose the Name Change and Symbol Change as more particularly described herein.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 600,000,000 shares of Common Stock, par value $0.0001 per share, of which 92,562,343 shares are outstanding as of April 27, 2026 (the “Record Date”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of April 27, 2026, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the executives, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our company at our principal office address:

Name and Address of Beneficial Owner(1)(2)	Common Stock Beneficially Held	Percent of Class(3)
Named Executive Officers and Directors
Lee Marcus Sherray, CEO, President, Director	0	0.000%
Loke Sebastian Mun Foo, CFO, Director	200,000	0.216%

All Executive Officers and Directors as a group	200,000	0.216%

5% or More Stockholders
Greenpro Asia Strategic SPC(4)	42,522,139	45.939%
Chin Chee Seong(5)	20,844,587	22.519%

Total	63,566,726	68.674%

(1)	Unless as otherwise indicated in the foregoing table and the footnotes, our named executive officers and directors’ address in the foregoing table is c/o SEATech Ventures Corp., Unit 308, 3/F, New East Ocean Centre, 9 Science Museum Road, Kowloon 00000, Hong Kong.
(2)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) because of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power concerning the number of shares of common stock outstanding on the date of this Schedule 14C.
(3)	In calculating any percentage in the foregoing table of common stock beneficially owned by one or more persons named therein, the foregoing table is based on 92,562,343 shares of common stock, outstanding as of the filing date of this Schedule 14C.
(4)	Greenpro Asia Strategic SPC- Greenpro Asia Strategic Fund SPC is owned and controlled by GC Investment Management Limited. The beneficial owner of GC Investment Management Limited is Che Chan Loke, Director.
(5)	Mr. Chin Chee Seong owns 15,100,000 shares of common stock in his own name, and an additional 5,744,587 shares of common stock in the name of Metita SDN.BHD, an entity which he controls.

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DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation consistent with above, or ByLaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF NAME CHANGE AND SYMBOL CHANGE

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change and Symbol Change shall not be effective with the Secretary of State of Nevada until a date at least twenty (20) days after the date on which this Information Statement has been distributed to the Stockholders pending FINRA’s approval. The Company anticipates that the action contemplated hereby will be effective on or after the close of business on May 25, 2026, pending FINRA’s approval.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us. The distribution will be made by mail.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026	SEATECH VENTURES CORP.

	By:	/s/ Lee Marcus Sherray
Lee Marcus Sherray
Chief Executive Officer and Director

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